Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of August 31, 2021August 29, 2021, is entered into by and between Odyssey Group Intl Inc., a Nevada corporation, (the “Company”), and Tysadco Partners (the “Buyer”).

A.       The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

B.       Upon the terms and conditions stated in this Agreement, the Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement (i) a Promissory Note of the Company, in the form attached hereto as Exhibit A (the “Note”), in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00) (the “Original Principal Amount”) (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”) convertible into shares of common stock of the Company (“Common Stock”), and (ii) two hundred thousand (200,000) restricted common shares in the Company (“Inducement Shares”) to be delivered to Buyer, via overnight courier within seven (7) calendar days following the Closing Date.

NOW THEREFORE, the Company and the Buyer hereby agree as follows:

1.       Purchase and Sale. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company the (i) Note in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00) and (ii) two hundred thousand (200,000) Inducement Shares. (collectively the “Securities”).

1.1.             Form of Payment. On the Closing Date, (i) the Buyer shall pay the purchase price of Two Hundred Fifty Thousand Dollars ($250,000.00) (the “Purchase Price”) at the Closing (as defined below) by wire transfer of immediately available funds to a Company account designated by the Company, in accordance with the Company’s written wiring instructions, against delivery of the Securities, and (ii) the Company shall deliver such duly executed Securities on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

1.2.             Closing Date. The date and time of the issuance and sale of the Securities pursuant to this Agreement (the “Closing Date”) shall be on or about August 31, 2021, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2.       Buyer’s Investment Representations; Governing Law; Miscellaneous.

2.1	Buyer’s Investment Representations.

(a)               This Agreement is made in reliance upon the Buyer’s representation to the Company, which by its acceptance hereof Buyer hereby confirms, that the Securities to be received by it will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting participation in, or otherwise distributing the same, but subject nevertheless to any requirement of law that the disposition of its property shall at all times be within its control.

(b)               The Buyer understands that the Securities are not registered under the 1933 Act, on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(a)(2) thereof, and that the Company’s reliance on such exemption is predicated on the Buyer’s representations set forth herein. The Buyer realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Buyer has in mind merely acquiring shares of the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Buyer does not have any such intention.

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(c)               The Buyer understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the 1933 Act, the Stock must be held indefinitely. In particular, the Buyer is aware that the Securities may not be sold pursuant to Rule 144 or Rule 701 promulgated under the 1933 Act unless all of the conditions of the applicable Rules are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. The Buyer represents that, in the absence of an effective registration statement covering the Securities, it will sell, transfer, or otherwise dispose of the Securities only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of Section 2(d) hereof.

(d)               The Buyer agrees that in no event will it make a transfer or disposition of any of the Securities (other than pursuant to an effective registration statement under the 1933 Act), unless and until (i) the Buyer shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Buyer or transferee, the Buyer shall have furnished to the Company either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the 1933 Act or (B) a “no action” letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto. The Company will not require such a legal opinion or “no action” letter in any transaction in compliance with Rule 144.

(e)               The Buyer represents and warrants to the Company that it is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect and, for the purpose of Section 25102(f) of the California Corporations Code, he or she is excluded from the count of “purchasers” pursuant to Rule 260.102.13 thereunder.

2.2               Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in Nevada. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

2.3               Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

2.4               Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

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2.5               Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

2.6               Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Buyer.

2.7               Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

2.7.1          the date delivered, if delivered by personal delivery as against written receipt therefor or by e-mail to an executive officer, or by confirmed facsimile,

2.7.2          the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

2.7.3          the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to the Company, to:

Odyssey Group Intl, Inc.

ATT: Joseph Redmond, CEO

2372 Morse Ave

Irvine, CA 92614

Email: michael@odysseygi.com

With Copy to which shall not constitute notice:

Joshua D. Brinen, Esq.

Brinen & Associates, LLC

90 Broad Street, Tenth Floor

New York, New York 10004

Telephone (212) 330-8151

Facsimile (212) 227-0201

jbrinen@brinenlaw.com

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If to the Buyer:

Robert Delvecchio, Managing Partner

Phone: 917-658-7878

Email: tysadcopartners@gmail.com

2.8            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer; provided, however, that in the case of a merger, sale of substantially all of the Company’s assets or other corporate reorganization, the Buyer shall not unreasonably withhold, condition or delay such consent. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Buyer hereunder may be assigned by Buyer to a third party, including its financing sources, in whole or in part, without the need to obtain the Company’s consent thereto.

2.9             Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

2.10           Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

2.11           No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

2.12           Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

2.13           Buyer’s Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents on the Buyer are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that the Buyer may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute; and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Buyer may deem expedient.

2.14           Ownership Limitation. If at any time after the Closing, the Buyer shall or would receive shares of Common Stock in payment of interest or principal under Note so that the Buyer would, together with other shares of Common Stock held by it or its Affiliates, own or beneficially own by virtue of such action or receipt of additional shares of Common Stock a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (the “Maximum Percentage”), the Company shall not be obligated and shall not issue to the Buyer shares of Common Stock which would exceed the Maximum Percentage (subject to the waiver in Section 3(c)(i) of the Note), but only until such time as the Maximum Percentage would no longer be exceeded by any such receipt of shares of Common Stock by the Buyer. The foregoing limitations are enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Buyer.

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2.15           No Shorting. For so long as Buyer holds any securities of Company, neither Buyer nor any of its Affiliates will engage in or effect, directly or indirectly, any Short Sale of Common Stock.

2.16           Attorneys’ Fees and Cost of Collection. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses  paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses  giving rise to the fees and expenses.  Nothing herein shall restrict or impair a court’s power.

2.17           Execution by Facsimile or PDF. This Agreement may be executed by facsimile or portable document format, which shall have the same effect and force as an original signature.

[Remainder of page intentionally left blank; signature page to follow]

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SUBSCRIPTION AMOUNT:

Purchase Price:	$250,000.00

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

THE COMPANY:

Odyssey Group Intl, Inc.
By: /s/ Joseph Redmond
Mr. Joseph Redmond Chief Executive Officer

THE BUYER: Tysadco Partners
By: /s/ Robert Delveccio Robert Delveccio Managing Member

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EXHIBIT A

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Odyssey Group Intl, Inc.

Convertible Promissory Note

Issuance Date: August 29, 2021	Original Principal Amount: $250,000.00
Note No. ODYY-2	Consideration Paid at Close: $250,000.00

FOR VALUE RECEIVED, Odyssey Group Intl, Inc., a Nevada corporation with a par value of $0.001 per common share (“Par Value”) (the "Company"), hereby promises to pay to the order of Tysadco Partners or registered assigns (the "Holder") the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest ("Interest") on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the "Issuance Date") until the same becomes due and payable, upon the Maturity Date or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof).

The Original Principal Amount is $250,000 (two hundred fifty thousand US dollars) plus accrued and unpaid interest and any other fees. The Consideration is 250,000.00 (two hundred fifty thousand US dollars) payable by wire transfer. The Holder shall pay $250,000.00 (two hundred fifty thousand US dollars) of Consideration upon closing of this Note.

(1)               GENERAL TERMS

(a)               Payment of Principal. The "Maturity Date" shall be March 1, 2022, as may be extended at the option of the Holder in the event that, and for so long as, an Event of Default (as defined below) shall not have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 1) or any event shall not have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 1) that with the passage of time and the failure to cure would result in an Event of Default.

(b)               Interest. A one-time interest charge of eight percent (8%) (“Interest Rate”) shall be applied on the Issuance Date to the Original Principal Amount. Interest hereunder shall be paid on the Maturity Date (or sooner as provided herein) to the Holder or its assignee in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes in cash or converted into Common Stock at the Conversion Price provided the Equity Conditions are satisfied.

(c)               Security. This Note shall not be secured by any collateral or any assets pledged to the Holder.

(2)               EVENTS OF DEFAULT.

(a)               An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

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(i)              The Company's failure to pay to the Holder any amount of Principal, Interest, or other amounts when and as due under this Note (including, without limitation, the Company's failure to pay any redemption payments or amounts hereunder);

(ii)              A Conversion Failure as defined in section 3(b)(ii)

(iii)            The Company or any subsidiary of the Company shall commence, or there shall be commenced against the Company or any subsidiary of the Company under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any subsidiary of the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary of the Company or there is commenced against the Company or any subsidiary of the Company any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty-one (61) days; or the Company or any subsidiary of the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary of the Company suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty-one (61) days; or the Company or any subsidiary of the Company makes a general assignment for the benefit of creditors; or the Company or any subsidiary of the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary of the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary of the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary of the Company for the purpose of effecting any of the foregoing;

(iv)             The Common Stock is suspended or delisted from trading on any of the Over the Counter or OTC Pink Open Market place (the “Primary Market”); provided however, that if the delisting is due to an up-listing to a higher OTC exchange or a listed exchange, it shall not be an Event of Default hereunder.

(v)              The Company shall become delinquent in its filing requirements as a fully-reporting issuer registered with the Securities & Exchange Commission.

(vi)             The Company shall fail to reserve and keep available out of its authorized Common Stock a number of shares equal to at least the full number of shares of Common Stock issuable upon conversion of all outstanding amounts under this Note.

(b)               Upon the occurrence of any Event of Default that has not been cured within thirty (30) calendar days from the date of the Event of Default (a “Cure Failure”), the Outstanding Balance shall immediately increase to one hundred five percent (120%) of the Outstanding Balance immediately prior to the occurrence of the Event of Default (the “Default Effect”) The Default Effect shall automatically apply upon the occurrence of an Event of Default without the need for any party to give any notice or take any other action. Upon the occurrence of any Event of Default, the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Outstanding Balance plus the Default Effect and any other amounts, including any penalties hereunder, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

(3)               CONVERSION OF NOTE. The Holder shall have the right, but not the obligation, to convert the Outstanding Balance into shares of the Company's Common Stock, on the terms and conditions set forth in this Section 3.

(a)               Conversion Right. Subject to the provisions of Section 3(c), at any time or times, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(b), at the Conversion Price (as defined below). The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to this Section 3(a) shall be equal to the quotient of dividing the Conversion Amount by the Conversion Price. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock down to the nearest whole share.

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(i)               "Conversion Amount" means the portion of the Original Principal Amount and Interest to be converted, plus any penalties, redeemed or otherwise with respect to which this determination is being made.

(ii)              "Conversion Price" shall equal $0.30 (thirty) cents per Common share.

(b)               Mechanics of Conversion.

(i)                 Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a "Conversion Date"), the Holder shall (A) transmit by email, facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York, NY Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit A (the "Conversion Notice") to the Company. On or before the third Business Day following the date of receipt of a Conversion Notice (the "Share Delivery Date"), the Company shall (A) if legends are not required to be placed on certificates of Common Stock pursuant to the then existing provisions of Rule 144 of the Securities Act of 1933 (“Rule 144”) and provided that the Transfer Agent is participating in the Depository Trust Company's ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled which certificates shall not bear any restrictive legends unless required pursuant the Rule 144. If this Note is physically surrendered for conversion and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall, upon request of the Holder, as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock upon the transmission of a Conversion Notice.

(ii)              Company's Failure to Timely Convert. If within five (5) Trading Days after the Company's receipt of the facsimile or email copy of a Conversion Notice the Company shall fail to issue and deliver to Holder via “DWAC/FAST” electronic transfer the number of shares of Common Stock to which the Holder is entitled upon such holder's conversion of any Conversion Amount (a "Conversion Failure"), the Original Principal Amount of the Note shall increase by $10 per calendar day until the Company issues and delivers a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder's conversion of any Conversion Amount (under Holder’s and Company’s expectation that any damages will tack back to the Issuance Date). Company will not be subject to any penalties once its transfer agent processes the shares to the DWAC system. If the Company fails to deliver shares in accordance with the timeframe stated in this Section, resulting in a Conversion Failure, the Holder, at any time prior to selling all of those shares, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares and have the rescinded conversion amount returned to the Outstanding Balance with the rescinded conversion shares returned to the Company (under Holder’s and Company’s expectations that any returned conversion amounts will tack back to the original date of the Note).

(iii)            Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal and Interest converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

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(c)   Limitations on Conversions or Trading.

(i)                 Beneficial Ownership. The Company shall not effect any conversions of this Note and the Holder shall not have the right to convert any portion of this Note or receive shares of Common Stock as payment of interest hereunder to the extent that after giving effect to such conversion or receipt of such interest payment, the Holder, together with any affiliate thereof, would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or receipt of shares as payment of interest. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Note is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of this Note that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with Section 3(a) and, any principal amount tendered for conversion in excess of the permitted amount hereunder shall remain outstanding under this Note. In the event that the Market Capitalization of the Company falls below $2,500,000, the term “4.99%” above shall be permanently replaced with “9.99%”. “Market Capitalization” shall be defined as the product of (a) the closing price of the Common Stock of the Common stock multiplied by (b) the number of shares of Common Stock outstanding as reported on the Company’s most recently filed Form 10-K or Form 10-Q. The provisions of this Section may be waived by Holder upon not less than sixty-five (65) days prior written notification to the Company.

(ii)              Capitalization. So long as this as this Note is outstanding, upon written request of the Holder, the Company shall furnish to the Holder the then-current number of common shares issued and outstanding, the then-current number of common shares authorized, and the then-current number of shares reserved for third parties.

(d)   Other Provisions.

(i)               Share Reservation. The Company shall at all times reserve and keep available out of its authorized Common Stock a number of shares equal to at least the full number of shares of Common Stock issuable upon conversion of all outstanding amounts under this Note; and within three (3) Business Days following the receipt by the Company of a Holder's notice that such minimum number of shares of Common Stock is not so reserved, the Company shall promptly reserve a sufficient number of shares of Common Stock to comply with such requirement. The Company will at all times reserve at least 2,500,000 shares of Common Stock for conversion.

(ii)             Prepayment. The Company may prepay this Note at any time by providing Holder notice of its intent to prepay the outstanding amounts due under the Note (the “Prepayment Notice”). The Company shall tender the full amount in the Prepayment Notice by paying one hundred percent (100%) of the total outstanding balance including all principal, defaults and interest. to the Holder within five (5) trading days of delivering the Prepayment Notice to the Holder.

(iii)            All calculations under this Section 3 shall be rounded up to the nearest $0.00001 or whole share.

(4)               PIGGYBACK REGISTRATION RIGHTS. INTENTIONALLY DELETED.

(5)               REISSUANCE OF THIS NOTE.

(a)               Assignability. The Company may not assign this Note. This Note will be binding upon the Company and its successors and will inure to the benefit of the Holder and its successors and assigns and may be assigned by the Holder to anyone of its choosing without Company’s approval.

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(b)               Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note representing the outstanding Principal.

(6)               NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) (iii) upon receipt, when sent by email; or (iv) one (1) Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be those set forth in the communications and documents that each party has provided the other immediately preceding the issuance of this Note or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

The addresses for such communications shall be:

If to the Company, to:

Odyssey Group Intl, Inc.

ATT: Joseph Redmond, CEO

2372 Morse Ave

Irvine, CA 92614

Email: michael@odysseygi.com

With Copy to which shall not constitute notice:

Joshua D. Brinen, Esq.

Brinen & Associates, LLC

90 Broad Street, Tenth Floor

New York, New York 10004

Telephone (212) 330-8151

Facsimile (212) 227-0201

Email: jbrinen@brinenlaw.com

If to the Holder:

Name: Tysadco Partners

Robert Delvecchio, Managing Partner

Phone: 917-658-7878

Email: tysadcopartners@gmail.com

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(7)               APPLICABLE LAW AND VENUE. This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of California or in the federal courts located in the city of San Diego, in the State of California. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

(8)               WAIVER. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

(9)               Counterparts. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart.

(10)             Execution by Facsimile or PDF. This Agreement may be executed by facsimile or portable document format, which shall have the same effect and force as an original signature.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by a duly authorized officer as of the date set forth above.

COMPANY:
Odyssey Group Intl, Inc.

By: /s/ Joseph Redmond
Name: Joseph Redmond
Title: Chief Executive Officer

HOLDER:

Tysadco Partners

By: /s/ Robert Delveccio

Name: Robert Delveccio

Title: Managing Member

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EXHIBIT A

CONVERSION NOTICE

[Company Contact, Position]

[Company Name]

[Company Address]

[Contact Email Address}

The undersigned hereby elects to convert a portion of the $250,000.00________ Convertible Note _______ issued to Tysadco Partners on ____________ into Shares of Common Stock of ____________ according to the conditions set forth in such Note as of the date written below.

By accepting this notice of conversion, you are acknowledging that the number of shares to be delivered represents less than ten percent (10%) of the common stock outstanding.  If the number of shares to be delivered represents more than 9.99% of the common stock outstanding, this conversion notice shall immediately automatically extinguish and debenture Holder must be immediately notified.

Date of Conversion:
Conversion Amount:
Conversion Price:
Shares to be Delivered:

Shares delivered in name of:
Tysadco Partners

Signature:

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